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                                                                 (EXHIBIT 10Q)

                              STOCK OPTION PLAN
                       INCENTIVE STOCK OPTION CONTRACT

                  THIS INCENTIVE STOCK OPTION CONTRACT entered into as of the 26th day of June 1995, between MISONIX, INC., a New York corporation (the "Company"), and Ronald Manna (the"Optionee").

                             W I T N E S S E T H:

                  1. The Company, in accordance with the allotment made by the Stock Option Committee (the "Committee") and subject to the terms and conditions of the Stock Option Plan of the Company (the "Plan"), grants as of the date hereof to the Optionee an option to purchase an aggregate of 20,000 shares of the Common Stock, $.01 par value per share, of the Company ("Common Stock") at $0.75 per share, being at least 100% of the fair market value of such shares of Common Stock on the date hereof.

                  2. The term of this option shall be 10 years from the date hereof, subject to earlier termination as provided in the Plan. This option shall be exercisable on the date here of as to 100% of the total number of shares of Common Stock subject hereto. Notwithstanding the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

                  3. This option shall be exercised by giving written notice to the Company at its principal office, presently 1938 New Highway, Farmingdale, New York 11735, Attention: Stock Option Committee, stating that the Optionee is exercising this incentive stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefore (a) in cash or by certified check, (b) with previously acquired shares of Common Stock, or (c) a combination of the foregoing.

                  4. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon the exercise. At the request of the Committee, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Committee, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the Optionee to represent and warrant to the Company in writing that any subsequent resale or distribution of shares of Common Stock by him will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the Shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption,



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the Optionee shall prior to any offer of sale or sale of such shares of Common
Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  5. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, it Parent or its Subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

                  7. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provision of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of the "disqualifying disposition," as described in Section 421(b) of the Internal Revenue Code, of the shares of Common Stock transferred upon the exercise of this option.

                  8. As provided in the Plan, the Company may withhold cash and/or shares of Common Stock in the amount necessary to satisfy its obligation to withhold taxes or may require the Optionee to pay the Company such amount in cash. In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining its obligation to withhold any Federal, state and local income taxes or other taxes incurred by reason of such disqualifying disposition, including the amount thereof, and shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy

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such obligation.

                  9. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. In the event the employment of the Optionee terminates or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

                  10. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and 'blue sky" laws.

                  11. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

                  12. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled by law to the Optionee's rights hereunder.

                  13. This Contract shall be governed by and construed in accordance with the laws of the State of New York.

                  14. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

                  15. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

                  IN WITNESS WHEREOF, the parties hereto have executed this Contract on the day and year first above written.

MISONIX, INC



By:
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    Joseph Librizzi                                   Ronald Manna (Optionee)
    President and
    Chief Executive Officer
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